UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2015

MOJO ORGANICS, INC.

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Delaware	000-55269	26-0884348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hudson Street, 21st Floor

Jersey City, New Jersey  07302

(Address of principal executive offices) (zip code)

(201) 633-6519

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into A Material Definitive Agreement
Item 3.02	Unregistered Sales of Equity Securities.
Item 5.02	Departure of Directors or Certain Officers Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

On December 8, 2015, MOJO Organics, Inc. (the “Company”) entered into a settlement and release letter agreement (the "Settlement Agreement") with Richard Seet (“Seet”), a former officer and director, pursuant to which the parties agreed (i) to terminate that certain Employment Agreement entered into between the Company and Seet dated October 1, 2012 (the "Seet Employment Agreement") and that certain Amended and Restated Restricted Stock Agreement entered into between the Company and Seet dated December 4, 2013 (the "Seet Compensation Agreement" and together with the Employment Agreement, the "Seet Agreements") and all obligations set forth therein; (ii) that Seet will return stock certificates representing 1,165,251 shares of common stock of the Company that vested upon certain revenue milestones to the Company for cancellation; (iii) the Company will issue to Seet 582,626 shares of restricted common stock (the "Settlement Shares") of the Company which will be subject to a certain lock up legend providing that Seet may only sell 145,656 of the Settlement Shares per quarter upon the Rule 144 holding period being satisfied and upon the Company generating at minimum of $5,000,000 in revenue during any 12 month period; and (iv) Seet will provide the Company with a release and discharge from any and all liability.

The above securities were issued to Seet in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. Seet is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
10.1	Settlement and Release Letter Agreement by and between MOJO Organics, Inc. and Richard Seet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOJO ORGANICS, INC.

Date: December 8, 2015	By:	/s/ Glenn Simpson
Glenn Simpson
Chief Executive Officer

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